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                                                                   Exhibit 23(b)


                         CONSENT OF INDEPENDENT AUDITORS


         We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 21, 2000, with respect to the consolidated financial statements of TRW Inc. included in its Annual Report on Form 10-K for the year ended December 31, 1999, filed with the Securities and Exchange Commission.


                                              /s/ Ernst & Young LLP

                                              Ernst & Young LLP


Cleveland, Ohio
May 1, 2000